Exhibit 99.47

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-F

KEY PERFORMANCE FACTORS
February 28, 2001



Expected B Maturity 6/15/2005


Blended Coupon 6.7004%


Excess Protection Level
3 Month Average   4.46%
February, 2001   6.66%
January, 2001   6.33%
December, 2000   0.41%


Cash Yield19.53%


Investor Charge Offs 4.62%


Base Rate 8.25%


Over 30 Day Delinquency 5.13%


Seller's Interest 8.26%


Total Payment Rate13.44%


Total Principal Balance$57,174,868,500.05


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$4,724,177,938.56